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                                                                     Rule 497(e)
                                                              File Nos. 33-75708
                                                                    and 811-8370


McMorgan Balanced Fund
McMorgan Equity Investment Fund


                       Supplement Dated January 25, 2005
                       To Prospectuses Dated October 15, 2004


Effective January 25, 2005, this Supplement updates certain information contained in the (1) above-dated combined Prospectus for the McMorgan Fund Class shares of the McMorgan Funds ("Combined Prospectus"), and (2) each above-dated stand-alone Prospectus for the Class Z shares of the McMorgan Balanced Fund and McMorgan Equity Investment Fund ("Stand-Alone Prospectuses").

The following is added to the end of the section entitled: (1) "MANAGEMENT OF THE FUNDS" in the Combined Prospectus, and (2) "Management of the Fund" in each Stand-Alone Prospectus:

McMorgan & Company LLC has been the investment adviser of the McMorgan Equity Investment Fund and McMorgan Balanced Fund since each Fund's inception. McMorgan & Company LLC has recommended to the Board of Trustees of the McMorgan Funds that day-to-day portfolio management responsibilities of the McMorgan Equity Investment Fund and the equity portion of the McMorgan Balanced Fund be transferred to New York Life Investment Management LLC ("NYLIM"), a subsidiary of the parent company of McMorgan & Company LLC. McMorgan & Company LLC's recommendation to the Board was based on the failure of the Funds to reach performance goals and turnover in the firm's equity management staff.

Under the proposal, NYLIM would act as sub-adviser to the Funds. McMorgan & Company LLC would continue as the investment adviser to both Funds and continue to manage the fixed-income portion of the McMorgan Balanced Fund's investment portfolio. NYLIM would be responsible for day-to-day management of all of the securities in the Equity Investment Fund's investment portfolio and the equity securities in the Balanced Fund's investment portfolio, subject to supervision by the Funds' Board of Trustees and McMorgan & Company LLC. Under the proposed arrangement, the advisory fee paid by each Fund would not increase.

The Board of Trustees of the McMorgan Funds is expected to act on the recommendation described above at a meeting in February, 2005. Until that time, the McMorgan Equity Fund and the equity portion of the McMorgan Balanced Fund will continue to be managed by the equity management staff of McMorgan & Company LLC. The firm has committed to making sure that adequate staff and resources are in place at all times prior to the proposed transfer of the portfolio management responsibilities to NYLIM.

If the Board approves the proposal, the new arrangement would take effect on the date of such approval or shortly thereafter. In addition, a shareholders' meeting of the McMorgan Funds would be held within 150 days of the approval. At such meeting, shareholders will have the opportunity to vote on the new investment advisory and sub-advisory agreements governing the arrangement.


            Please Retain This Supplement For Your Future Reference